                                                                   EXHIBIT 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 13, 1998, included in SouthTrust Corporation's Form 10-K for the year ended December
31, 1997, and to all references to our Firm included in this Registration Statement.

                                       /s/ ARTHUR ANDERSEN LLP


Birmingham, Alabama
June 23, 1998